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                                                                    Exhibit 99.2


                                   CONTRACT OF SALE
                                   ----------------



           CONTRACT OF SALE (the "Contract") made as of this __ day of October 1997 by and between:

           NCC Industries, Inc., a Delaware Corporation having a place of business at 475 Park Avenue South, New York NY 10016 ("Seller"), and

ASSA International Corp., a New York Corporation having a place of business at 597 Fifth Avenue, New York, NY 10007 ("Purchaser")

                                   R E C I T A L S
                                   - - - - - - - -

           WHEREAS, Seller owns that certain real estate known as 165 South
Main Street, in Cortland, New York, legally described on SCHEDULE A attached hereto (the "Land"), and the buildings, structures and other improvements now or hereafter located or constructed thereon (said buildings, structures and other improvements herein collectively referred to as the "Improvements") together with certain Personal Property (hereinafter defined) and all of which taken together are herein sometimes collectively referred to as the "Purchased Assets"; and

           WHEREAS, Seller desires to sell and Purchaser desires to purchase all right, title and interest of Seller in and to the Purchased Assets upon the terms and conditions hereinafter set forth.

           NOW, THEREFORE, for and in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto do hereby covenant and agree as follows:

    1.     PURCHASE AND SALE; PURCHASED ASSETS.

           1.1 Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the Purchased Assets, including, without limitation, the following:

                   (a) The Land and the Improvements and all easements, tenements, hereditaments, rights, privileges and appurtenances, whether or not of record, in any way belonging thereto (collectively the "Premises").

                   (b) All of the fixtures and personal property now located in, on or about the Premises (collectively the "Personal Property"), including without limitation the items listed on SCHEDULE B attached hereto and made a part hereof and specifically excluding from the foregoing only such items listed on SCHEDULE

C, which Seller shall have the right to remove from the Premises prior to the Closing. Included as part of SCHEDULE B are color copies of photographs taken on or about October 16, 1997 of the furniture and furnishings included in this sale, which items of personal property, as depicted in said photographs, shall be representative of such items to be delivered at Closing.

                   (c) All right, title and interest of Seller in and to any streets, roads, alleys or other public ways adjoining the Land, including without limitation any land lying in the bed of any Street, road, alley or other public way, open or proposed, and any strips and rights-of-way adjoining the Land (including without limitation all riparian and other rights in and to submerged lands).

                   (d) All assignable certificates, permits and licenses relating to the Premises or the ownership, use, occupancy, repair, maintenance or operation thereof, running to or in favor of Seller or the Premises.

                   (e) All right, title and interest of Seller of every kind and description in and to the following: All drawings, plans and specifications covering the Improvements and the Personal Property and all operating and maintenance files and all books, records and other files in Seller's possession to the extent used in connection with the operation of the physical plant comprising the Purchased Assets; but excluding any portions of the foregoing related to the businesses of Seller, Maidenform, Inc. or any affiliate thereof and all proprietary information, documentation and personal property related thereto. The parties hereto expressly acknowledge and agree that this Agreement is not intended, nor shall it be deemed to be, the sale of business or inventory; but rather it is the sale of real property with certain Personal Property incident thereto.

    2.     PURCHASE PRICE.

           2.1 PAYMENT OF PURCHASE PRICE. The full purchase price for the Purchased Assets shall be Six Hundred Thousand Dollars ($600,000.00) (the "Purchase Price"). The Purchase Price is to be paid by Purchaser and received by Seller in the following manner:

                   (a) As earnest money to be paid by Purchaser upon execution and delivery of this Agreement, a check in the amount of FIFTY THOUSAND and 00/100 ($50,000.00) DOLLARS (the "Deposit"), to be held in escrow by Baer Marks & Upham LLP, as escrow agent to be delivered as hereinafter set forth. The Deposit shall be held in an interest-bearing account at Chase Manhattan Bank N.A. All interest, which accrues on the Deposit, shall be paid to the Seller if title closes, otherwise to the party entitled to the Deposit in accordance with this contract.

                   (b) At Seller's election upon at least three (3) days notice to Purchaser, by certified check, bank check or wire transfer of Federal Funds at the

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Closing, as hereinafter defined, the sum of FIVE HUNDRED FIFTY THOUSAND and
00/100 ($550,000.00) DOLLARS, subject to the adjustments and prorations set forth in this Contract.

           2.2     THE ESCROW AGENT.

                   (a)    The Escrow Agent hereunder shall be Baer Marks &
Upham LLP as escrow agent. If the Closing takes place in accordance with the terms hereof, the Deposit shall be paid to Seller and Purchaser shall receive credit for the entire amount thereof. If for any reason the Closing does not occur in accordance with the terms hereof and either party makes a written demand upon the Escrow Agent for payment of the Deposit, the Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment or delivery within seven (7) business days after the giving of such notice, the Escrow Agent is hereby authorized to make such delivery to the party requesting payment. If the Escrow Agent receives written objection within such seven (7) day period with respect to a request to deliver the Deposit, the Escrow Agent shall continue to hold the same until otherwise directed by joint written instructions from the parties to this Contract or a final judgment of court of competent jurisdiction, except as otherwise provided below. In the event of a good faith dispute as to the payment of the Deposit and subsequently legal proceedings are commenced, if the party which objected to the payment of the Deposit is the losing party, then such party shall be responsible to pay or reimburse the prevailing party (after judicial determination) for all costs and expenses incurred in connection with such proceeding.

                   (b) The parties acknowledge that the Escrow Agent is holding the Deposit solely as a stakeholder at their request and for their convenience, that the Escrow Agent acting in such capacity shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any act or omission on its part unless taken in, or resulting from, its willful misconduct, or gross negligence.

                   (c) The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation or rescission of this Contract unless the same shall be in writing and signed by all of the other parties hereto and, if its duties as Escrow Agent hereunder are affected thereby, unless it shall have given its prior written consent thereto.

                   (d) The Escrow Agent shall be entitled to rely conclusively and shall be protected in acting upon any order, judgment, certification, demand, notice, instrument, opinion or written advice of counsel (including counsel chosen by the Escrow Agent) or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                   (e) Without limiting the generality of the foregoing, it is agreed and understood that Escrow Agent may act upon its receipt of a Termination Notice (as hereinafter defined) without any obligation whatsoever to inquire as to the factual circumstances under which the same was delivered to it.

                   (f) The Escrow Agent at any time may: (i) be discharged by the giving to it of a written notice of termination signed by Seller and Purchaser (a "TERMINATION NOTICE") or (ii) resign hereunder by giving written notice of its resignation to the other parties hereto, in either case such discharge or resignation notice to be given at least ten (10) business days prior to the date specified for such discharge or resignation to take effect, and upon the effective date thereof, the Deposit, together with all interest accrued thereon, then held by the Escrow Agent hereunder shall be delivered by it to any title company licensed to do business in New York State or a successor law firm maintaining an Escrow Account in New York State as may be designated in writing by Seller and subject to the consent of Purchaser which consent will not be unreasonably withheld or delayed, whereupon all the Escrow Agent's obligations hereunder shall cease and terminate. If no such person shall have been designated by such date, the withdrawing Escrow Agent may petition any court of competent jurisdiction located in the State of New York for the appointment of a successor Escrow Agent; provided, however, Escrow Agent shall continue to hold the Deposit, together with all interest accrued thereon, in accordance herewith until a successor is appointed. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Escrow Agent. If no new Escrow Agent is so appointed within (30) days following such petition, the Escrow Agent may deposit the Deposit, together with all interest accrued thereon, with any court it reasonably deems appropriate, whereupon it shall be relieved of all further obligations hereunder. Any successor Escrow Agent appointed as provided in this Section shall execute and deliver to the parties hereto an instrument in writing accepting such appointment hereunder, and thereupon the withdrawal of the predecessor Escrow Agent shall become effective and all obligations of the predecessor Escrow Agent shall cease and terminate. The sole responsibility of the predecessor Escrow Agent shall be to deliver the Deposit, together with all interest accrued thereon, to such successor Escrow Agent. For all purposes of this Escrow Agreement, the term "ESCROW AGENT " shall mean and, subject to the provisions of this Section, shall also include its successors and assigns as Escrow Agent hereunder.

                   (g) The Seller and Purchaser each jointly and severally, agrees to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, tax, liability and expense (including, without limitation, reasonable attorneys' fees and disbursements, whether paid to retained attorneys or representing the fair value of legal services rendered to itself) that may be incurred by the Escrow Agent arising out of its duties as Escrow Agent including the legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder, except for those based upon the Escrow Agent's willful misconduct or gross negligence.

                   (h) Notwithstanding anything contained herein to the contrary, Purchaser expressly acknowledges that Escrow Agent is presently serving as counsel to Seller in certain matters. Accordingly, neither the Escrow Agent's services as Escrow Agent hereunder nor any provision hereof, either express or implied, shall restrict or inhibit the Escrow Agent in any way from representing Seller or any of its affiliates in any action, dispute, controversy, arbitration, suit or negotiation arising under (1) this Contract, or the transactions contemplated hereby, or (2) under any other agreement or in any manner or context whatsoever, whether or not, directly or indirectly, involving any Purchaser, or any or their affiliates. The parties' indemnity of Escrow Agent in 2.2 (g) above shall not extend to costs incurred by Escrow Agent in its capacity as counsel for Seller, except as otherwise provided in this Contract.

                   (i) Notwithstanding anything herein to the contrary, Purchaser expressly acknowledges that Escrow Agent may serve as counsel for itself in connection with any action, dispute, controversy, arbitration, suit or negotiation arising hereunder or in connection herewith.

                   (j) The Escrow Agent has acknowledged agreement to these provisions by signing in the place indicated on the signature page of this Contract.

                   (k) The Escrow Agent shall have no liability under or duty to inquire into the terms and provisions of this Contract or any other instrument, and it is agreed that its duties are purely ministerial in nature, and that the Escrow Agent shall incur no liability whatsoever except for its own willful misconduct or gross negligence.

                   (l) The parties hereto acknowledge and agree that Escrow Agent shall be reimbursed by the parties for all reasonable expenses, disbursements and advances actually incurred or made by Escrow Agent, to the extent necessary, incurred solely in connection with the performance of its duties under this Contract (including reasonable fees, disbursements and expenses of its attorneys and other professionals employed by it at customary billing rates).

                   (m) In the event any dispute arises with respect to the disposition of the Deposit:

                          (i)     Purchaser's sole recourse shall be to resort
to a court of competent jurisdiction, located in the State of New York, in accordance with this Contract.

                          (ii)    Notwithstanding any such dispute, so long as
Escrow Agent has delivered the Deposit, together with all interest accrued thereon, in accordance herewith, Seller and Purchaser hereby relieve and release Escrow Agent from any and all liability with respect thereto, regardless of the ultimate resolution of such dispute.

    3.     CLOSING.

           3.1     CLOSING DATE.  Except as otherwise provided in this
Contract, the closing of title pursuant to this contract (the "Closing") shall take place on or before December 19, 1997 or such sooner mutually agreeable date after Seller sends Purchaser a copy of a final, non-appealable order of the U.S. Bankruptcy Court for the Southern District of New York (the "Court") authorizing and confirming the sale of the Purchased Assets in conformity with the terms of
this Contract (the "Court Order").   Seller covenants and agrees to use all
commercially practicable efforts, at its sole cost and expense, to bring whatever motions and take whatever actions are necessary to cause the Court Order to be granted on or before December 5, 1997. The actual date of Closing is hereinafter referred to as the "Closing Date." The Closing shall take place at the offices of Seller, or its attorneys, within New York City, at 10:00 a.m. on the Closing Date or at such other place and time as the parties may agree.
In the event the Closing Date does not occur prior to December 19, 1997 (the "Outside Date") Purchaser shall any time thereafter, upon at least three (3) business days prior written notice have the right to terminate this Contract, in
which event the Deposit shall promptly be returned to Purchaser.   In the event
the Closing Date does not occur prior to January 19, 1998, through no fault of Seller, Seller shall at any time thereafter, upon at least three (3) business days prior written notice have the right to terminate this Contract.

           3.2     SATISFACTION OF OTHER CONDITIONS.

                   (a) In addition to any other conditions set forth in this contract, Purchaser's obligation to close hereunder is subject to each and all of the following conditions precedent:

                   (i) All of Seller's representations and warranties contained in Section 4 and elsewhere in this Contract shall be true and correct in all material respects when made and if required pursuant to the provisions of this Contract, also as of the Closing Date.

                   (ii) All covenants and agreements of Seller herein shall have been performed and satisfied in accordance with this Contract.

                   (iii) Between the end of the Diligence Period set forth in subparagraph 3.2(c)(i) below and the Closing, there shall have been no material adverse change in the Environmental State (as hereinafter defined) of the Premises which has not been cured prior to Closing to the reasonable satisfaction of Purchaser, other than any change resulting from the willful misconduct or gross negligence of Purchaser, its agents or employees.

                   (b) As a condition to Seller's obligations under this Contract, including but not limited to paragraphs 10 (a) and 13.1 hereof, Purchaser shall provide to Seller, on or before November 19, 1997, a list of title and survey objections and any other conditions in (a) not satisfied, together with a title report, survey and other supporting documentation reasonably requested by Seller, including copies of recorded documents relative thereto.

                   (c) The purchase and sale contemplated hereby is expressly conditioned upon satisfaction of the following conditions within their respective time limits, including any agreed extensions thereof, as Purchaser in its reasonable discretion may determine:

                   (i) Within ten business (10) days after the date hereof (the "Diligence Period") Purchaser shall have determined in its sole and reasonable discretion that there has been no material adverse change to the environmental status, quality and condition of the Premises ("the Environmental State"), including any and all Improvements and the subsurface thereof, described in that certain Existing Assessment (as hereinafter defined). Purchaser shall be permitted to conduct a Phase I environmental assessment of the Premises ("Phase I") using an engineer duly licensed and in good standing in the State of New York, provided Purchaser provides Seller with a certificate of its insurance naming Seller as a certificate holder.

           Seller shall, within ten (10) business days after the date hereof, provide to Purchaser copies of all existing licenses and permits, if any, issued to Seller and/or the Premises in the possession of Seller relating to the Environmental State of the Premises. Purchaser acknowledges that Seller has delivered, and Purchaser has received, a copy of that certain environmental assessment dated March 8, 1995 prepared by Dames and Moore, and agrees to accept the matters set forth therein (the "Existing Assessment")

           If Purchaser determines during the Diligence Period, in its sole and reasonable discretion, that a material adverse change to the Environmental State from that described in the Existing Assessment has occurred, then Purchaser, upon written notice to Seller made at any time prior to the expiration of the Diligence Period, may elect to terminate this Contract, in which event the Deposit, together with all interest earned thereon, shall be returned to Purchaser, this Contract shall terminate and thereafter neither party shall have any further rights, obligations or liabilities hereunder. In the event Purchaser fails to deliver such notice prior to the expiration of the Diligence Period, then Purchaser shall have waived its right to object as aforesaid.


    4. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Purchaser as follows:

           (a) The Seller has full right, power and authority to enter into this Contract and to sell the Purchased Assets, subject to and in accordance with the terms hereof, and subject to the Bankruptcy Court Order and the Debtor in Possession Credit Agreement dated July 22, 1997 (the "DIP Agreement"). This Contract has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, subject to the Bankruptcy Court Order and the DIP Agreement.

           (b) Except for the Court Order and the DIP Agreement, (i) Seller is not a party to, subject to or bound by (x) any provision of a partnership or joint venture agreement, other instrument or agreement, contract, license, permit, trust, custodianship, or other restriction, or (y) any judgment, order, statute, rule, regulation, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator, which would prevent or be violated by, or under which there would be a default, acceleration, or right to accelerate any maturity date or other obligation, or which would result in creation of any lien, charge, claim or encumbrance upon any of the Purchased Assets.

           (c) Seller is a corporation duly organized and in good standing in the State of Delaware and authorized and qualified to do business in the State of New York.

           (d) Seller has received no notice of any existing special assessments nor, to the best of Seller's knowledge, are there any special assessments pending in respect of the Premises.

           (e) Except as provided in the Environmental Assessment and those which in the aggregate cost less than $1,000 to cure, Seller has received no notice of any currently existing violations of any law, rule, regulation or ordinance pertaining to the Premises.

           (f) At Closing, the Premises will be delivered vacant and free of all tenancies and rights of occupancy, and otherwise in the condition required under paragraph 6.

           (g) Except for personal injury and property damage claims entirely covered by current insurance policies and the Court Order, Seller is not aware of any legal actions, suits or proceedings pending against or with respect to the Premises.

           (h) Seller has not entered into any agreements to sell the Premises, which remain in effect.

           (i) There is no work in process and no materials have been furnished which to Seller's knowledge would give rise to mechanics' liens which in the aggregate cost less than $1,000 to cure or those which Seller bonds or otherwise disposes of prior to Closing

           (j) Seller has no knowledge of any pending condemnation proceeding affecting the Premises or any part thereof.


           (k) Seller has no knowledge of any filings made with federal or state agencies with respect to above-ground storage tanks or underground storage tanks at the Premises, other than those delivered to Purchaser on or before Closing.

           (l) The most recent real estate tax bill(s) covering the Premises is attached to this Contract as EXHIBIT E.

           (m) Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act, as amended.

    Except as otherwise expressly provided herein, none of the covenants, agreements, representations and warranties of Seller contained herein shall survive the Closing, and shall be deemed to merge upon the delivery and acceptance of Seller's Deed of any other conveyance document.

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    5.     PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser hereby represents and warrants to Seller as follows:

           (a) Purchaser has full power, right and authority to enter into this Contract.

           (b) This Contract has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser.

           (c) The Purchaser is a Corporation duly organized and in good standing under the laws of the State of New York.

           (d) Purchaser is not a related party, partner or joint venturer with, nor does business with, nor has any affiliation, agreement, understanding or arrangement, whether oral or written, with Cortland Foundation (or any affiliate thereof), the prior proposed purchaser of the Premises.

           (e) Purchaser is not purchasing the Purchased Assets as an agent or nominee for any third party.

           (f) Purchaser agrees not to solicit the employees of Seller listed on Schedule F attached hereto for a period from the date hereof and ending on the sooner to occur of April 15, 1998 or the date Seller's Luker Road plant is closed and ceases to operate. Notwithstanding the foregoing, Purchaser shall be free to solicit any individual employee following the termination of such employees employment by Seller.

           (g) Purchaser is not a party to, subject to or bound by (x) any provision of a partnership or joint venture agreement, other instrument or agreement, contract, license, permit, trust, custodianship, or other restriction, or (y) any judgment, order, statute, rule, regulation, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator, which would prevent or be violated by; or under which there would be a default, acceleration, or right to accelerate any maturity date or other obligation; or which would result in creation of any lien, charge, claim or encumbrance upon Purchaser as a result of its entering into this Contract.

    6. PURCHASER'S ACKNOWLEDGMENTS. Subject to paragraphs 3.2, 7 and 18 herein, Purchaser acknowledges that Purchaser will make such examination and inspection of the Premises and all other matters affecting or relating to this transaction as Purchaser reasonably deems necessary, including but not limited to, physical condition of the Premises, Phase I, and zoning statutes, and shall accept the Premises "as is" and in its present condition, subject to reasonable use, wear, tear and natural deterioration prior to the Closing Date, without any reduction or offset in or to the Purchase Price for any change in such condition by reason thereof subsequent to the date of this Contract.

    Purchaser has inspected, examined and investigated to its satisfaction the Premises and uses thereof, has independently investigated, analyzed and appraised the condition, environmental quality, zoning, value, developability, and profitability thereof. Purchaser recognizes that, EXCEPT AS EXPRESSLY SET FORTH HEREIN, neither Seller nor any officer, director, shareholder, agent, employee, real estate broker, consultant or other person representing or purporting to represent Seller has made and Seller is not and shall not be liable for or bound in any manner, by any express or implied warranties, guaranties, promises, statements, inducements or representations pertaining to the physical or environmental conditions of the Purchased Assets, or its compliance with building codes, environmental, health or safety laws or regulations, or its zoning, state of title, expenses associated with the maintenance and operation of the Purchased Assets, the uses which can be made of the same, or any other matter or thing with respect thereto. Without limiting the generality of the foregoing, Purchaser acknowledges and agrees that, except as expressly set forth in this Contract, Seller is not liable for or bound by (and Purchaser has not relied upon) any oral or written statement, representations, or any other information concerning any or all of the Purchased Assets furnished by Seller or any officer, director, shareholder, agent, servant, employee, consultant, real estate broker or other person representing or purporting to represent Seller.

    7. AUTHORIZATION TO ENTER UPON PREMISES. Purchaser and his authorized representatives shall have the right to enter upon the Premises in order to inspect same, prepare a survey, prepare the Phase I, from time to time on and before the Closing Date on reasonable prior notice to, and when accompanied by a representative of, Seller and at reasonable times during business hours; provided, however, that except as expressly set forth herein, no such inspection, survey or Phase I shall effect Purchaser's obligations hereunder. Purchaser shall indemnify and hold Seller harmless from and against any liability, loss or expense from or relating to any suit, claim or demand made upon, and any other loss suffered and or damage incurred by, Seller in connection with Purchaser's, or its agents', employees' or subcontractors' entry upon the Premises.

    8. SELLER'S OBLIGATIONS PENDING CLOSING. Between the date of this Contract and the Closing Date:

           (a) Seller shall comply in all material respects with all notices of violations of laws, ordinances, orders, regulations or requirements existing at any time between the date hereof and the Closing Date including but not limited to zoning, building, health, safety, pollution control, environmental, fire of similar laws, ordinances, orders and regulations issued by, filed by or served by, any governmental agency having jurisdiction over the Premises, against or affecting the Premises; provided, however, notwithstanding the foregoing or anything to the contrary set forth herein, Seller shall not be obligated to expend an amount exceeding, in the aggregate $10,000.00 to comply with this subparagraph (a)and paragraph 13 hereof.

           (b) From and after the date hereof through the Closing Date, Seller shall in connection with the Premises:

                   1. Promptly advise Purchaser in writing of (i) any material adverse change which shall come to the attention of or become known by Seller in the physical condition of the Purchased Assets, and (ii) any notice to Seller of any violation or alleged violation of any law, regulation, order or judgment relating to the Premises and having a material adverse effect thereon.

                   2. Without Purchaser's prior written consent, not sell, encumber or grant any interest in the Purchased Assets or any part thereof in any form of manner whatsoever and not perform or permit any act or thing which shall materially adversely affect Purchaser's interest under this Contract or in or to the Purchased Assets or any part thereof, or which prevents Seller's performance of its obligations under this Contract in all material respects except as may be ordered by the Court.

                   3. Seller shall maintain adequate insurance at all times sufficient to restore the Purchased Assets to their condition prior to the destruction or damage. The cost of any deductible shall be borne by Seller.

                   4. The Seller hereby agrees to use reasonable efforts to file with the Court within ten business days after the date hereof, a motion pursuant to the Bankruptcy Code for the Court Order. In the event the Court requires an auction or otherwise requires other bids, Purchaser shall thereupon have the right to terminate this Contract by notice to such effect sent to Seller within five days of receiving a copy of the court order or other notice requiring such auction or bids. If Purchaser so terminates the Agreement and the winning bid is for $650,000 or more, on a net basis, then, within thirty (30) days of receiving the purchase price payable under such winning bid, Seller shall pay Purchaser $10,000 in reimbursement of expenses (over and above the return of the Deposit).

    9.     RISK OF LOSS; EMINENT DOMAIN.

           (a) The risk of loss or damage by fire or other casualty to the Premises from the date hereof to the date of the Closing is assumed by the Seller, except to the extent caused by Purchaser or its representatives. If, prior to Closing, any or all of the Improvements on the Premises and/or the Personal Property are destroyed or damaged by fire, other casualty or any act or occurrence, except to the extent caused by Purchaser or its representatives ("Occurrence"), Purchaser shall have the right to elect any one of the following within the later of the business day prior to the Closing Date or within thirty
(30) days after such Occurrence (and
if such Occurrence shall occur less than thirty (30) days prior to the Closing Date, the Closing Date shall be postponed to thirty-five (35) days after such Occurrence):

                   (i) Terminate this Contract, whereupon the Deposit, including all interest earned thereon, shall be refunded to Purchaser and neither party hereto shall have any further rights, obligations of liabilities hereunder; or

                   (ii) Close the transaction contemplated hereby, in which latter event Purchaser shall be entitled to settle the loss with the insurance companies, receive the proceeds of insurance applicable thereto, and receive a credit at Closing in the aggregate amount of any deductible.

    Notwithstanding the foregoing, if the occurrence results in loss or damage to the Improvements and/or Personal Property which can be repaired for an amount less than ten (10%) percent of the Purchase Price and all of the conditions precedent will still be satisfied at Closing, then, Purchaser may only elect the option in (ii) above. Seller shall immediately notify Purchaser in writing if any destruction or damage occurs to any or all of the Improvements on the Premises.

           (b) EMINENT DOMAIN. If, prior to the Closing, proceedings are commenced under the power of eminent domain to take any portion of the Premises, then Purchaser may terminate this Agreement by giving written notice thereof to Seller within fifteen (15) days after receipt of the notice after the commencement of such proceedings and the Deposit paid hereunder and any interest earned thereon shall be refunded in full to Purchaser. Thereafter, all rights duties and liabilities of the parties hereto shall cease and terminate. If Purchaser does not give notice to terminate as provided, Purchaser shall be deemed to have waived the right to terminate this Contract as aforesaid and shall purchase such of the Premises as remains, in accordance with the terms hereof, including the payment of the Purchase Price, and shall be entitled to such condemnation award(s) and all of the provisions of this Agreement shall continue in effect.

    10. SELLER'S CLOSING OBLIGATIONS. At the Closing, Seller shall deliver the following to Purchaser:

           (a) A Bargain and Sale deed without covenants against Grantor's Acts, to the Land and Improvements, duly executed in proper form for recording, so as to convey to Purchaser fee simple title to the Premises, free of all liens and encumbrances, except for the permitted encumbrances annexed hereto as Schedule G and made a part hereof (the "Permitted Encumbrances").

           (b) Such affidavits as Purchaser's title company shall reasonably require in order to omit from its title insurance policy all exceptions of rights of tenants, judgments, mechanics' and materialmen's liens, and any other exceptions to title which are not Permitted Encumbrances or the standard printed exceptions and which are customarily delivered in form and substance, reasonably acceptable to Seller.

           (c)     Exclusive possession of the Purchased Assets.

           (d) A copy of the Certificate of Incorporation, Good Standing Certificate and Resolutions authorizing Seller to convey the Premises as herein contemplated and to execute and deliver any and all instruments necessary to effectuate said conveyance.

           (e)     A FIRPTA Affidavit.

           (f) Seller's duly executed assignment of all assignable guaranties and warranties from all manufacturers of, or other guarantors or warrantors in respect of, all Personal Property, and from all contractors, suppliers and materialmen with respect to all work and installations done at the Premises, to the extent same are in existence and are assignable.

           (g) Any plans and specifications for the Improvements in Seller's actual possession.

           (h) A blanket assignment of all assignable licenses, certificates, and permits affecting the Property, together with the originals or copies thereof in Seller's possession or control.

           (i) A Bill of Sale for the Personal Property so as to convey to Purchaser ownership of the Personal Property with general warranties, subject to this Contract.

           (j) Seller will undertake to reject all contracts and agreements relating to the Premises, and/or the operation thereof, in connection with the bankruptcy action or otherwise terminate same prior to the Closing Date.

           (k)     A copy of the Court Order.

    11.    PURCHASER'S CLOSING OBLIGATIONS.  At the Closing, Purchaser shall:

           (a) Deliver to, or as directed by, Seller in cash, by federal funds wire transfer or certified check(s), at Seller's election, the amount of Purchase Price less the Deposit actually paid, as same may be adjusted for apportionments under Section 12 below.

           (b) Cause the deed to be recorded, and shall deliver to the Title Company at the closing for delivery to the appropriate authority: the required payments to be delivered in accordance herewith, including but not limited to all real estate transfer taxes imposed on the conveyance of the Premises and all sales taxes imposed on the conveyance of the personal property; and the return for the New York Real Estate Transfer Tax, and in any event within the requisite period of time in order to avoid the imposition of late fees and/or penalties.

           (c) Deliver any other documents required by this Contract to be delivered by Purchaser or otherwise in order to effectuate the transactions contemplated hereunder.

           (d) Deliver certified checks payable to the appropriate taxing authorities for all real estate transfer, sales and other personal property transfer taxes imposed in connection with the transactions contemplated herein, and otherwise comply (with Seller's cooperation where reasonably required) with any and all real property transfer and applicable bulk sales requirements.

    12.    ADJUSTMENTS, APPORTIONMENTS AND EXPENSES AT CLOSINGS.

           12. 1   The following shall be apportioned between Seller and
Purchaser as of midnight preceding the "Closing Date" (such date is sometimes referred to as the "Proration Date"):

                   (a) Real estate taxes on the basis of the fiscal year for which assessed or if such tax rate or amount has not been established by the Closing Date, then such apportionment shall be on the basis of the most recent tax rate and amount, subject to adjustment when the actual tax rate and amount is established. Such adjustment shall survive closing and be made by the parties within thirty (30) days after receipt by either party of the new tax bill.

                   (b) Utilities, if any, payable by Seller, shall be prorated. Seller shall endeavor to obtain meter readings on the Proration Date, and if such readings are obtained, there shall be no Proration of such items and Seller shall pay the bills therefor for the period to the Proration Date, and Purchaser shall pay the bills therefor for the period subsequent to the Proration Date as and when rendered. If Seller is unable to obtain meter readings as of the Proration Date, utilities shall be Prorated at the Proration Date based upon the most recent utility bills, adjusted for seasonally, and reprorated upon issuance of the actual bill.

                   (c) Prepaid and unpaid expenses and charges incurred in the operation of the Premises shall be prorated at and as of the Proration Date.

           12. 2   If any proceeding for reduction of the assessed valuation of the Property has been or is hereafter filed for a tax period covering both the period of Seller's ownership and the period of Purchaser's ownership, Seller agrees that it will not settle or discontinue any such proceeding without Purchaser's consent, not to be unreasonably withheld or delayed. Any tax saving or refund for such period, after deduction of fees and expenses incurred in connection therewith, shall be apportioned in accordance with the adjustment provisions of this Contract.

           12. 3   If at the Closing Date the Property or any part thereof
shall be or shall have been affected by an assessment or assessments solely covering the period prior to Closing which are or may become payable in annual installments of which the first installment is then a charge or lien or has been paid, then all the unpaid installments of any such assessment then due shall be paid by Seller or, at Seller's election, the amount thereof shall be deducted from the Purchase Price as a credit. Seller represents to the best of its knowledge that no such special assessment has been assessed as of the date hereof.

           12. 4   If any amount to be apportioned is not ascertainable at the
Closing, the parties shall estimate such amounts at the Closing and undertake to apportion the same within ten (10) days after the actual amounts are known or within sixty (60) days of the Closing, whichever is earlier.

    13.    TITLE.

           13.1 TITLE INSURANCE REPORT. Purchaser shall promptly order a title insurance commitment and furnish a copy of such commitment to Seller promptly upon receipt. Seller shall use reasonable commercial efforts to eliminate all defects to title, if any, other than the Permitted Encumbrances; provided, however, in no event shall Seller be obligated to expend more than $ 10,000, in the aggregate including any amounts required to be expended by Seller under paragraph 8(a), or to commence any legal action to cure any such defect. In the event, despite Seller's efforts, Seller is unable to eliminate such defects by the Closing Date, Seller, by giving written notice to Purchaser, may elect to adjourn the Closing, for a period or periods not to exceed thirty (30) days in the aggregate in order to eliminate such defects.

           13.2 TITLE DEFECTS. If Seller is unable to convey title to the Purchased Assets at the Closing in accordance with the provisions of this Contract (i.e., subject only to the Permitted Exceptions), then at any time thereafter on or before the Closing Purchaser may elect to take such title as Seller can convey or transfer without any offset or deduction whatsoever from the Purchase Price, provided, however, if such inability is solely due to Seller's gross negligence or willful misconduct, then Purchaser may deduct from the Purchase Price (i) liens, charges, claims and encumbrances of a definite of ascertainable amount. If Purchaser shall not so elect within 5 days, then this contract, shall be automatically, and without further documentation, terminated as of the day immediately following such 5 day period. Upon such termination, the Purchaser shall be entitled to receive the Deposit from the Escrow Agent and this Contract shall be null and void and the parties hereto shall be relieved of all further obligations and liability except as otherwise provided herein.

    14.    FAILURE TO PERFORM.

           14.1 PURCHASER'S DEFAULT. If the Purchaser shall fail, through no fault of the Seller, to close the transaction contemplated by this Contract in accordance with the terms hereof, the Seller shall as its sole and exclusive remedy have the right to terminate this Contract and shall be entitled to retain the Deposit, and any interest thereon as full liquidated damages for Purchaser's failure to perform and the Purchaser, shall forfeit all of its rights and claims pursuant to this Contract. Termination will be effective immediately upon delivery of written notice from the Seller to the Purchaser, Purchaser's attorney and the Escrow Agent, and the Escrow Agent shall be authorized to promptly pay the Deposit to Seller subject to the provisions of Section 2 of this Contract.

    In the event of such termination, the Purchaser shall immediately return its executed copy of this Contract to the Seller for cancellation and return all documents, reports plans, appraisals, etc. delivered by or on behalf of Seller pursuant hereto or in connection herewith.

           14.2 SELLER'S DEFAULT. If the Seller shall fail, through no fault of the Purchaser, to close the transaction contemplated by this Contract in accordance with the terms thereof, and such failure is a willful default then Purchaser shall be entitled to specific performance of this Contract; provided, however, Seller shall not be obligated to cure such failure, or expend any sums of money in order to comply, but Purchaser shall have the right of offset set forth in Section 13.2. Alternatively, if Purchaser elects to terminate this Contract as a result of any failure to perform by Seller, and/or if Seller shall fail (through no fault of Purchaser) to close on or before the Closing Date set forth in Section 3.1, Purchaser shall be entitled as its sole remedy (if specific performance is not elected in the preceding sentence) to a return of the Deposit together with all interest accrued thereon. Provided, however, that if Seller's failure to close is willful, then Purchaser shall be also entitled to pursue such legal remedies to which it may be entitled to under applicable law. Termination will be effective immediately upon delivery of written notice from Purchaser to Seller, Seller's attorney and the Escrow Agent. In addition, Purchaser shall have the right to waive the satisfaction of all unsatisfied conditions, if any, and consummate the closing of the transaction contemplated hereby, provided, however, that consummating the transaction contemplated hereby shall be deemed to waive any rights of remedies of Purchaser which survive Closing.

    15. BROKER. Seller and Purchaser mutually represent and warrant that they have not dealt with any brokers or consultants in connection with the Contract other than Julien Studley, (whose fee, if any, shall be borne solely by Purchaser) and each claims that they know of no other party who has claimed of may have the right to claim a commission of fee in connection with this transaction. Seller and Purchaser shall indemnify and defend each other against any costs, claims of expenses for commissions and for reasonable attorneys' fees, arising out of the breach on their respective parts of any representations, warranties or agreements contained in this Paragraph 15. The representations and obligations under this paragraph shall survive the Closing of, if the Closing does not occur, the termination of this Contract.

    16. NOTICES. All notices under this Contract shall be in writing and shall be delivered personally or sent by United States overnight mail(s) by prepaid or certified mail, return receipt requested or by recognized private overnight delivery service, addressed as set forth below or as Seller or Purchaser shall otherwise have given written notice as herein provided:

    If to Seller:            NCC Industries, Inc.
                             475 Park Avenue South
                             New York, New York 10016
                             Attn:  Jodi Perlman, Esq.

                             And

                             NCC Industries, Inc.
                             154 Avenue E
           `                 Bayonne, New Jersey 07002
                             Attn:  Frank Stull

    With a Copy to:          Baer Marks & Upham LLP
                             805 Third Avenue
                             New York, New York  10022
                             Attn:  Barbara E. Champoux, Esq.

    If to Purchaser:         Assa International Corp
                             597 Fifth Avenue
                             New York, NY 10007




    With a copy to:
                             Meister Seelig Friedman & Kasindorf, LLP
                             708 Third Avenue, 24th Floor
                             New York, NY  10017
                             Attention:  Stephen B. Meister, Esq.


    Notices shall be deemed given when received, receipt refused or upon the inability to deliver such notice due to a change of address of which no notice was given. The parties or their attorneys may be given notices.

    17. LIMITATIONS ON SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND OTHER OBLIGATIONS. The delivery of the deed by Seller, and the acceptance thereof by Purchaser, shall be deemed the full performance and discharge of every obligation on the part of Seller to be performed hereunder, unless expressly otherwise provided herein.

    18. ACCESS AND INFORMATION. Upon prior written request made by Purchaser during the period from the date hereof to the Closing Date, and subject to the provisions of this Agreement (including but not limited to paragraphs 3.2 and 7), Seller shall give to Purchaser and its representatives, including accountants and counsel, access during normal business hours to the Purchased Assets and all books, records, files, contracts, commitments in its actual possession, relating to the operation or maintenance thereof (but specifically excluding any part of the foregoing related in any way to Seller's business) and will promptly furnish to Purchaser and its representatives at the Premises all such information and documents and Purchaser may make copies thereof at Purchaser's sole cost and expense. Such access shall be at Purchaser's cost and expense and shall not unreasonably interfere with Seller's business and Purchaser shall indemnify Seller for such assess in accordance with
Section 7. Seller and its agents shall cooperate in good faith with Purchaser with respect to the foregoing access and provision of information and documentation.

    19.    MISCELLANEOUS PROVISIONS.

           (a) The parties hereto shall do, execute, acknowledge, and deliver, at each party's sole expense and cost, all and every such further documents as any party hereto may reasonably require from time to time in order to convey, assign, transfer, and confirm the transfer of Seller's title to the Purchased Assets in accordance with this Contract.

           (b) This Contract embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior agreements, understandings, representations, and statements oral or written, are merged into this Contract. Neither this Contract or any provision hereof may be waived, modified, amended, discharged, of terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought or is directed by the Court, and then only to the extent set forth in such instrument.

           (c) This Contract shall be governed by, and construed in accordance with, the law of the state of New York and shall be construed as a whole, in accordance with the fair meaning of its language.

           (d) The captions in this Contract are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Contract of any of the provisions hereof.

           (e) This Contract shall be binding upon and shall inure to the benefit of the parties hereto and there respective heirs, executors, successors, assigns and nominees.

           (f) This Contract shall not be binding or effective until properly executed and delivered by Seller and Purchaser.

           (g) As used in this Contract, the masculine shall include the feminine and neuter, the singular shall include the plural and the plural shall include the singular, as the context may require.

           (h) If the provisions of any schedule to this Contract are inconsistent with the provision of this Contract, the provisions of such schedule shall prevail.

           (i) If any term, covenant, condition of provision of this Agreement of the application thereof to any person of circumstance shall, at any time of to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such term of provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term, covenant, condition and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

           (j) Purchaser has delivered this Contract on the date first above set forth. This Contract shall be null and void, and all funds paid by Purchaser shall be returned promptly to Purchaser, upon Purchaser's request made prior to execution and delivery of this Contract by both parties, if Seller shall not execute and deliver this Contract to Purchaser within three (3) business days from such date first above set forth.

           (k) Anything contained in this Contract to the contrary notwithstanding, Purchaser may assign its rights under this Contract to an entity wholly owned by Purchaser or a subsidiary thereof, or an entity controlled (beneficially and of record) by Isaac Assa.

           (l) This Contract may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Contract shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

           (m) Purchaser shall indemnify, defend and hold harmless Seller from and against any and all claims, actions, suits proceedings, settlements, judgments, costs, fees and other expenses (including reasonable attorneys' fees and disbursements) arising from or relating to the Purchaser's failure to comply with its obligations under subparagraphs 11 (b) and 11 (d), which obligation shall survive the Closing and delivery of the deed conveying the Premises.

           (n) Notwithstanding anything to the contrary set forth in this Contract Sellers liability with respect to this Contract, the transactions contemplated herein and its obligations hereunder shall be and hereby are expressly limited to Seller's interest in the Purchased Assets.


    IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the date first above written.

                                            SELLER
                                            NCC Industries, Inc.


                                            ------------------------------
                                            By:

                                            PURCHASER


                                            ------------------------------
                                            By:

    Accepted and Agreed to by:
    Baer Marks & Opham LLP, as Escrow Agent



    ----------------------------------------
    By: